Exhibit 99.06

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 February, 2000
           Series 1999-04, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %                 6.853693
                                                      -------------------------
     Weighted average maturity                                          164.21
                                                      -------------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                                  Principal
           Principal Per       Prepayments Per Interest Per
     Class  Certificate          Certificate    Certificate   Payout Rate
     -----  -----------          -----------    -----------   -----------
     PO    $   21.73876254     $  18.10486140  $ 0.00000000   %0.00000000
     A1    $    8.08476334     $   4.76705253  $ 4.58337964   %6.25000005
     A2    $   10.85136540     $   6.39833570  $ 4.59206022   %6.24999986
     A3    $    8.26573816     $   4.87376148  $ 4.41265530   %6.25000000
     A4    $    3.62658000     $   2.13835545  $ 5.01007909   %6.24999987
     M     $    3.62657801     $   0.00000000  $ 5.01007683   %6.24999704
     B1    $    3.62657801     $   0.00000000  $ 5.01007092   %6.24998963
     B2    $    3.62657801     $   0.00000000  $ 5.01007092   %6.24998963
     B3    $    3.62657604     $   0.00000000  $ 5.01007683   %6.24999706
     B4    $    3.62656619     $   0.00000000  $ 5.01007683   %6.24999693
     B5    $    3.62658540     $   0.00000000  $ 5.01008495   %6.25000729
     R     $    0.00000000     $   0.00000000  $ 0.00000000   %0.00000000

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
      1.
                              Accrual Amount
         Class
     N/A               $                     N/A

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                                $     38,989.42
                                                                      ----------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:            $197,122,997.52
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:                 640
                                                                 ---------------
        3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance        Balance         Cusip
-----         -------           -----------------        -------         -----
PO   $              375,503.37  $      366,948.33  $           932.43  GEC9904PO
A1   $           97,108,100.30  $   96,215,954.76  $           871.92  36157RB79
A2   $           27,992,318.08  $   27,647,798.08  $           870.82  36157RB87
A3   $           47,953,207.70  $   47,485,366.92  $           838.96  36157RB95
A4   $           21,162,574.51  $   21,082,789.75  $           958.31  36157RC29
SUP  $          184,104,420.91  $  182,818,769.42  $           870.36  GEC994SUP
M    $            1,627,594.37  $    1,621,458.19  $           958.31  36157RC45
B1   $              542,531.46  $      540,486.06  $           958.31  36157RC52
B2   $              542,531.46  $      540,486.06  $           958.31  36157RC60
B3   $              976,556.62  $      972,874.91  $           958.31  36158GEX2
B4   $              325,518.88  $      324,291.64  $           958.31  36158GEY0
B5   $              325,771.78  $      324,543.59  $           958.31  36158GEZ7
R    $                    0.00  $            0.00  $             0.00  36157RC37

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number             4        Principal Balance      $  1,176,422.70
                                --------                           -------------
        2.   60-89 days
             Number             0        Principal Balance      $          0.00
                                --------                           -------------
        3.   90 days or more
             Number             0        Principal Balance      $          0.00
                                --------                           -------------
        4.   In Foreclosure
             Number             0        Principal Balance      $          0.00
                                --------                           -------------
        5.   Real Estate Owned
             Number             0        Principal Balance      $          0.00
                                --------                           -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                                $          0.00
                                                                      ----------

E.      Other Information:

        1.    Special Hazard Loss Amount:                       $  4,095,254.00
                                                                   -------------

        2.    Bankruptcy Loss Amount:                           $    100,000.00
                                                                   -------------

        3.    Fraud Loss Amount:                                $  2,256,039.00
                                                                   -------------

        4.    Certificate Interest Rate of the Class S Certificate:%0.00000000
                                                                    -----------